Exhibit 4.1

SYNCHRONY FINANCIAL

AND

THE BANK OF NEW YORK MELLON,

as Trustee

FOURTEENTH SUPPLEMENTAL INDENTURE

Dated as of July 29, 2025

to the

INDENTURE

Dated as of August 11, 2014

TABLE OF CONTENTS

THIS FOURTEENTH SUPPLEMENTAL INDENTURE (this “Fourteenth Supplemental Indenture”), dated as of July 29, 2025, is between SYNCHRONY FINANCIAL, a Delaware corporation (the “Company”), and The Bank of New York Mellon, a New York banking corporation (the “Trustee”).

R E C I T A L S

WHEREAS, the Company executed and delivered to the Trustee an Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “Base Indenture”), providing for the issuance from time to time of series of Securities of the Company;

WHEREAS, the Company executed and delivered to the Trustee a First Supplemental Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “First Supplemental Indenture”), providing for the issuance of the 1.875% Senior Notes due 2017, the 3.000% Senior Notes due 2019, the 3.750% Senior Notes due 2021 and the 4.250% Senior Notes due 2024;

WHEREAS, the Company executed and delivered to the Trustee a Second Supplemental Indenture, dated as of February 2, 2015, between the Company and the Trustee (the “Second Supplemental Indenture”), providing for the issuance of the 2.700% Senior Notes due 2020 and the Floating Rate Senior Notes due 2020;

WHEREAS, the Company executed and delivered to the Trustee a Third Supplemental Indenture, dated as of July 23, 2015, between the Company and the Trustee (the “Third Supplemental Indenture”), providing for the issuance of the 4.500% Senior Notes due 2025;

WHEREAS, the Company executed and delivered to the Trustee a Fourth Supplemental Indenture, dated as of December 4, 2015, between the Company and the Trustee (the “Fourth Supplemental Indenture”), providing for the issuance of the 2.600% Senior Notes due 2019;

WHEREAS, the Company executed and delivered to the Trustee a Fifth Supplemental Indenture, dated as of May 9, 2016, between the Company and the Trustee (the “Fifth Supplemental Indenture”), providing for the issuance of the Floating Rate Senior Notes due 2017;

WHEREAS, the Company executed and delivered to the Trustee a Sixth Supplemental Indenture, dated as of August 4, 2016, between the Company and the Trustee (the “Sixth Supplemental Indenture”), providing for the issuance of the 3.700% Senior Notes due 2026;

WHEREAS, the Company executed and delivered to the Trustee a Seventh Supplemental Indenture, dated as of November 30, 2017, between the Company and the Trustee (the “Seventh Supplemental Indenture”), providing for the issuance of the 3.950% Senior Notes due 2027;

WHEREAS, the Company executed and delivered to the Trustee an Eighth Supplemental Indenture, dated as of March 19, 2019, between the Company and the Trustee (the “Eighth Supplemental Indenture”), providing for the issuance of the 4.375% Senior Notes due 2024 and the 5.150% Senior Notes due 2029;

WHEREAS, the Company executed and delivered to the Trustee a Ninth Supplemental Indenture, dated as of July 25, 2019, between the Company and the Trustee (the “Ninth Supplemental Indenture”), providing for the issuance of the 2.850% Senior Notes due 2022;

WHEREAS, the Company executed and delivered to the Trustee a Tenth Supplemental Indenture, dated as of October 28, 2021, between the Company and the Trustee (the “Tenth Supplemental Indenture”), providing for the issuance of the 2.875% Senior Notes due 2031;

WHEREAS, the Company executed and delivered to the Trustee an Eleventh Supplemental Indenture, dated as of June 13, 2022, between the Company and the Trustee (the “Eleventh Supplemental Indenture”), providing for the issuance of the 4.875% Senior Notes due 2025;

WHEREAS, the Company executed and delivered to the Trustee a Twelfth Supplemental Indenture, dated as of August 2, 2024, between the Company and the Trustee (the “Twelfth Supplemental Indenture”), providing for the issuance of the 5.935% Senior Notes due 2030;

WHEREAS, the Company executed and delivered to the Trustee a Thirteenth Supplemental Indenture, dated as of March 6, 2025, between the Company and the Trustee (the “Thirteenth Supplemental Indenture” and the Base Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture and this Fourteenth Supplemental Indenture, the “Indenture”), providing for the issuance of the 5.450% Senior Notes due 2031;

WHEREAS, Section 10.01(c) of the Base Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the forms or terms of Securities of any series as permitted by Section 2.01 and Section 2.02 of the Base Indenture;

WHEREAS, pursuant to Section 2.02 of the Base Indenture, the Company wishes to provide for the issuance of two new series of Securities to be known as its 5.019% Fixed-to-Floating Rate Senior Notes due 2029 (the “2029 Notes”) and its 6.000% Fixed-to-Floating Rate Senior Notes due 2036 (the “2036 Notes” and, together with the 2029 Notes, the “Notes”), the forms and terms of such Notes and the terms, provisions and conditions thereof to be set forth as provided in this Fourteenth Supplemental Indenture;

WHEREAS, the Company has requested that the Trustee execute and deliver this Fourteenth Supplemental Indenture, and all requirements necessary to make this Fourteenth Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid, binding and enforceable obligations of the Company, have been done and performed, and the execution and delivery of this Fourteenth Supplemental Indenture has been duly authorized in all respects; and

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Relation to Base Indenture. This Fourteenth Supplemental Indenture constitutes an integral part of the Base Indenture.

Section 1.02. Definition of Terms. For all purposes of this Fourteenth Supplemental Indenture:

(a) Capitalized terms used herein without definition shall have the meanings set forth in the Base Indenture;

(b) a term defined anywhere in this Fourteenth Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa;

(d) headings are for convenience of reference only and do not affect interpretation;

(e) the following terms have the meanings given to them in this Section 1.02(e):

“2029 Notes First Par Call Date” shall have the meaning set forth in Section 3.01(a).

“2036 Notes First Par Call Date” shall have the meaning set forth in Section 3.01(b).

“2029 Notes Fixed Rate Period” shall have the meaning set forth in Section 2.05(a)(i).

“2036 Notes Fixed Rate Period” shall have the meaning set forth in Section 2.05(a)(ii).

“2029 Notes Fixed Rate Period Interest Payment Date” shall have the meaning set forth in Section 2.05(a)(i).

“2036 Notes Fixed Rate Period Interest Payment Date” shall have the meaning set forth in Section 2.05(a)(ii).

“2029 Notes Floating Rate Period” shall have the meaning set forth in Section 2.05(b)(i).

“2036 Notes Floating Rate Period” shall have the meaning set forth in Section 2.05(b)(ii).

“2029 Notes Floating Rate Period Interest Payment Date” shall have the meaning set forth in Section 2.05(b)(i).

“2036 Notes Floating Rate Period Interest Payment Date” shall have the meaning set forth in Section 2.05(b)(ii).

“2029 Notes Maturity Date” shall have the meaning set forth in Section 2.02(a).

“2036 Notes Maturity Date” shall have the meaning set forth in Section 2.02(b).

“2029 Notes Optional Redemption Price” shall mean, with respect to any redemption of the 2029 Notes, the applicable redemption price for such 2029 Notes set forth in Section 3.01(a).

“2036 Notes Optional Redemption Price” shall mean, with respect to any redemption of the 2036 Notes, the applicable redemption price for such 2036 Notes set forth in Section 3.01(b).

“2029 Notes Redemption Date” shall mean, with respect to any redemption of the 2029 Notes, the date fixed for such redemption pursuant to the Indenture and such 2029 Notes.

“2036 Notes Redemption Date” shall mean, with respect to any redemption of the 2036 Notes, the date fixed for such redemption pursuant to the Indenture and such 2036 Notes.

“Benchmark” shall have the meaning of, initially, Compounded SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” shall have the meaning of the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date; provided that if the Benchmark Replacement cannot be determined in accordance with clause (1) below as of the Benchmark Replacement Date and the Company or its designee shall have determined that the ISDA Fallback Rate determined in accordance with clause (2) below is not an industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time, then clause (2) below shall be disregarded, and the Benchmark Replacement shall be determined in accordance with clause (3) below:

(1)

the sum of: (a) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” shall have the meaning of the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1)

the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; or

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” shall have the meaning of, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably practicable).

“Benchmark Replacement Date” shall have the meaning of the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” shall have the meaning of the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator for the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Business Day” shall mean, unless otherwise specified, any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in The City of New York, New York.

“Calculation Agent” shall mean the firm appointed by the Company prior to the commencement of the applicable Floating Rate Period. The Company or an affiliate of the Company may assume the duties of the Calculation Agent.

“Compounded SOFR”

With respect to any Floating Rate Period, “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” means, for periods other than the initial interest period in the applicable Floating Rate Period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial interest period in the applicable Floating Rate Period, the SOFR Index value on the date that is two U.S. Government Securities Business Days before the first day of such initial interest period (such first day expected to be July 29, 2028 in the case of the 2029 Notes and July 29, 2035 in the case of the 2036 Notes);

“SOFR IndexEnd” means the SOFR Index value on the Interest Payment Determination Date relating to the applicable Floating Rate Period Interest Payment Date (or in the final Floating Rate Period of each series of Notes, relating to the Maturity Date of such series of Notes, or, in the case of the redemption of the applicable Notes, relating to the applicable Redemption Date); and

“d” is the number of calendar days in the relevant Observation Period.

For purposes of determining Compounded SOFR,

“Interest Payment Determination Date” means the date two U.S. Government Securities Business Days before each Floating Rate Period Interest Payment Date (or, in the case of the redemption of the applicable Notes, preceding the applicable Redemption Date).

“Observation Period” means, in respect of each Floating Rate Period for each series of Notes, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Period, but excluding, the date two U.S. Government Securities Business Days prior to the relevant Floating Rate Period Interest Payment Date for such Floating Rate Period (or in the final Floating Rate Period for such series of Notes, preceding the applicable Maturity Date or, in the case of the redemption of the applicable Notes, preceding the applicable Redemption Date).

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (the “FRBNY”) (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the FRBNY, currently at www.newyorkfed.org, or any successor source.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)

the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or

(2)

if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “SOFR Index unavailable provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “Benchmark Transition Provisions” provisions described in Section 2.05(f).

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association or any successor organization recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

“DTC” shall have the meaning set forth in Section 2.04(a).

“First Par Call Date” shall mean the 2029 Notes First Par Call Date and the 2036 Notes First Par Call Date, as the case may be.

“Fixed Rate Period” shall mean the 2029 Notes Fixed Rate Period and the 2036 Notes Fixed Rate Period, as the case may be.

“Fixed Rate Period Interest Payment Date” shall mean the 2029 Notes Fixed Rate Period Interest Payment Date and the 2036 Notes Fixed Rate Period Interest Payment Date, as the case may be.

“Floating Rate Period” shall mean the 2029 Notes Floating Rate Period and the 2036 Notes Floating Rate Period, as the case may be.

“Floating Rate Period Interest Payment Date” shall mean the 2029 Notes Floating Rate Period Interest Payment Date and the 2036 Notes Floating Rate Period Interest Payment Date, as the case may be.

“Global Note” shall have the meaning set forth in Section 2.04(a).

“Interest Payment Date” means the Floating Rate Period Interest Payment Date and the Fixed Rate Period Interest Payment Date.

“ISDA” means the International Swaps and Derivatives Association, Inc., or any successor thereto.

“ISDA Definitions” means the 2006 ISDA Definitions published by ISDA, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Maturity Date” shall mean the 2029 Notes Maturity Date and the 2036 Notes Maturity Date, as the case may be.

“Optional Redemption Price” shall mean the 2029 Notes Optional Redemption Price and the 2036 Notes Optional Redemption Price, as the case may be.

“Record Date” means the calendar day that is 15 calendar days prior to each Interest Payment Date (whether or not a Business Day).

“Redemption Date” shall mean the 2029 Notes Redemption Date and the 2036 Notes Redemption Date, as the case may be.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or the FRBNY or any successor thereto.

“Remaining Life” shall have the meaning set forth in the defined term “Treasury Rate”.

“Treasury Rate” shall mean, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company as of 4:15 p.m., New York City time (or as of such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the relevant Redemption Date based upon the yield or yields for the most recent day that appear as of such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the relevant Redemption Date to the applicable First Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable First Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the relevant Redemption Date.

If on the third business day preceding the relevant Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable First Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable First Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable First Par Call Date, one with a maturity date preceding the applicable First Par Call Date and one with a maturity date following the applicable First Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable First Par Call Date. If there are two or more United States Treasury securities maturing on the applicable First Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

The terms “Base Indenture,” “Company,” “First Supplemental Indenture,” “Second Supplemental Indenture,” “Third Supplemental Indenture,” “Fourth Supplemental Indenture,” “Fifth Supplemental Indenture,” “Indenture,” “Sixth Supplemental Indenture,” “Seventh Supplemental Indenture,” “Eighth Supplemental Indenture,” “Ninth Supplemental Indenture,” “Tenth Supplemental Indenture,” “Eleventh Supplemental Indenture,” “Twelfth Supplemental Indenture,” “Thirteenth Supplemental Indenture,” “Fourteenth Supplemental Indenture,” “Notes,” and “Trustee” shall have the respective meanings set forth in the recitals to this Fourteenth Supplemental Indenture and the paragraph preceding such recitals.

ARTICLE II

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01. Designation and Principal Amount. The Notes may be issued from time to time upon written order of the Company for the authentication and delivery of Notes pursuant to Section 2.03 of the Base Indenture.

There is hereby authorized a series of Securities designated as 5.019% Fixed-to-Floating Rate Senior Notes due 2029, initially limited in aggregate principal amount to U.S. $500,000,000 (except for 2029 Notes authenticated and delivered in accordance with the last paragraph of Section 2.02 of the Base Indenture or upon registration of transfer of, or in exchange for, or in lieu of, other 2029 Notes pursuant to Sections 2.06, 2.07, 2.08, 2.09, 3.03 or 10.04 of the Base Indenture).

There is hereby authorized a series of Securities designated as 6.000% Fixed-to-Floating Rate Senior Notes due 2036, initially limited in aggregate principal amount to U.S. $500,000,000 (except for 2036 Notes authenticated and delivered in accordance with the last paragraph of Section 2.02 of the Base Indenture or upon registration of transfer of, or in exchange for, or in lieu of, other 2036 Notes pursuant to Sections 2.06, 2.07, 2.08, 2.09, 3.03 or 10.04 of the Base Indenture).

Section 2.02. Maturity.

(a) The date upon which the 2029 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is July 29, 2029 (the “2029 Notes Maturity Date”).

(b) The date upon which the 2036 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is July 29, 2036 (the “2036 Notes Maturity Date”).

Section 2.03. Form, Payment and Appointment. Except as provided in Section 2.04, the Notes of each series shall be issued in fully registered, certificated form. Principal of and premium, if any, and interest on the Notes will be payable, the transfer of such Notes will be registrable, and such Notes will be exchangeable for Notes of a like aggregate principal amount bearing identical terms and provisions, at the office or agency of the Company maintained for such purpose in the City of Pittsburgh and State of Pennsylvania, which shall initially be the Principal Office of the Trustee located therein; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or Maturity Date).

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company may require payment from the holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Security Registrar and paying agent for the Notes shall initially be the Trustee. The Specified Currency of the Notes shall be U.S. Dollars.

Section 2.04. Global Notes.

(a) The Notes of each series shall be issued initially in the form of one or more permanent Global Securities in registered form (each, a “Global Note”). The Depository Trust Company (“DTC”) shall initially act as the Depositary for the Notes. Each Global Note (i) shall be deposited with the Depositary or its custodian and registered in the name of DTC or DTC’s nominee, (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions, and (iii) shall bear a legend substantially to the effect set forth in Section 2.12 of the Base Indenture.

(b) The aggregate amount of Outstanding Notes represented by any Global Note may from time to time be increased or decreased to reflect exchanges or other increases or decrease in the principal amount thereof. The Trustee may make any endorsement on a Global Note to reflect the amount, or any increase or decrease in the amount, or changes in the rights of holders of the Notes represented thereby, in each case in accordance with the terms of the Indenture and the Notes. Each Global Note shall represent the aggregate principal amount of Notes from time to time endorsed thereon.

(c) Unless and until any Global Note for any series of Notes is exchanged for Notes of such series in certificated form, such Global Note may be transferred, in whole but not in part, and any payments on the Notes evidenced by such Global Note shall be made, only to the Depositary or a nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary, in each case as the Securityholder of such Notes.

Section 2.05. Interest.

(a) Fixed Rate Period.

(i) During the period from, and including, the issue date, to, but excluding, July 29, 2028 (the “2029 Notes Fixed Rate Period”), the 2029 Notes will bear interest at the rate of 5.019% per annum. Such interest will be payable semi-annually, in arrears, on January 29 and July 29 of each year, beginning on January 29, 2026, and ending on July 29, 2028 (each, a “2029 Notes Fixed Rate Period Interest Payment Date”).

(ii) During the period from, and including, the issue date, to, but excluding, July 29, 2035 (the “2036 Notes Fixed Rate Period”), the 2036 Notes will bear interest at the rate of 6.000% per annum. Such interest will be payable semi-annually, in arrears, on January 29 and July 29 of each year, beginning on January 29, 2026, and ending on July 29, 2035 (each, a “2036 Notes Fixed Rate Period Interest Payment Date”).

(iii) Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. If any scheduled Fixed Rate Period Interest Payment Date, Maturity Date or any Redemption Date falls on a day that is not a Business Day, then payment of any interest, principal or premium payable on such date will be postponed to the next succeeding Business Day, with the same force and effect as if made on the date such payment was due, and no interest or other payment will accrue as a result of such delay.

(b) Floating Rate Period.

(i) During the period from, and including, July 29, 2028 to, but excluding, the 2029 Notes Maturity Date (the “2029 Notes Floating Rate Period”), the 2029 Notes will bear interest at a floating rate per annum equal to the Benchmark plus 139.5 basis points, as determined in arrears by the Calculation Agent in the manner described herein. Such interest will be payable quarterly, in arrears, on October 29, 2028, January 29, 2029, April 29, 2029 and at the 2029 Notes Maturity Date (each a “2029 Notes Floating Rate Period Interest Payment Date”).

(ii) During the period from, and including, July 29, 2035 to, but excluding, the 2036 Notes Maturity Date (the “2036 Notes Floating Rate Period”), the 2036 Notes will bear interest at a floating rate per annum equal to the Benchmark plus 207 basis points, as determined in arrears by the Calculation Agent in the manner described herein. Such interest will be payable quarterly, in arrears, on October 29, 2035, January 29, 2036, April 29, 2036 and at the 2036 Notes Maturity Date (each a “2036 Notes Floating Rate Period Interest Payment Date”).

(iii) Floating Rate Period Interest Payment Date interest will be computed on the basis of the actual number of days in each Floating Rate Period (or any other relevant period) and a 360-day year. The amount of accrued interest payable on the applicable Notes for each Floating Rate Period will be computed by multiplying (i) the outstanding principal amount of the applicable Notes by (ii) the product of (a) the interest rate for the relevant Floating Rate Period multiplied by (b) the quotient of the actual number of calendar days in the applicable Observation Period relating to such Floating Rate Period (or any other relevant period) divided by 360. The interest rate on the applicable Notes will in no event be lower than zero.

(iv) If any scheduled Floating Rate Period Interest Payment Date (other than the Maturity Date or any Redemption Date) falls on a day that is not a Business Day, such Floating Rate Period Interest Payment Date will be postponed to the next succeeding Business Day, except that, if the next succeeding Business Day falls in the next calendar month, then such Floating Rate Period Interest Payment Date will be advanced to the immediately preceding day that is a Business Day. If any such Floating Rate Period Interest Payment Date (other than the Maturity Date or any Redemption Date) is postponed or brought forward as described above, the payment of interest due on such postponed or brought forward Floating Rate Period Interest Payment Date will include interest accrued to but excluding such postponed or brought forward Floating Rate Period Interest Payment Date.

(v) The Calculation Agent will determine the Benchmark, the interest rate and accrued interest for each interest period in arrears as soon as reasonably practicable on or after the Floating Interest Payment Determination Date for such interest period and prior to the relevant Interest Payment Date and will notify the Company (if the Company is not the Calculation Agent) of the Benchmark, such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the Business Day immediately prior to the Floating Rate Period Interest Payment Date. At the written request of a Holder of the applicable Notes, the Company the will provide the Benchmark, the interest rate and the amount of interest accrued with respect to any interest period, after the Benchmark, such interest rate and accrued interest have been determined. The Calculation Agent’s determination of any interest rate, and its calculation of interest payments for any Floating Rate Period, will be maintained on file at the Calculation Agent’s principal offices and will be provided in writing to the Trustee.

(c) Interest shall be payable to the Persons in whose names the relevant Notes are registered at the close of business on the Record Date preceding the relevant Interest Payment Date.

(d) In the event that the Maturity Date or a Redemption Date for any Note falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest will be made on the next succeeding day that is a Business Day (and no additional interest will accrue on the amount payable for the period from and after such Maturity Date or Redemption Date, as the case may be). If a Redemption Date of any Note falls within the applicable Floating Rate Period but does not occur on a Floating Rate Period Interest Payment Date, (i) the related Interest Payment Determination Date shall be deemed to be the date that is two U.S. Government Securities Business Days prior to such Redemption Date, (ii) the related Observation Period shall be deemed to end on (and exclude) the second U.S. Government Securities Business Day falling prior to such Redemption Date, (iii) the Floating Rate Period will be deemed to be shortened accordingly and (iv) corresponding adjustments will be deemed to be made to the Benchmark.

(e) SOFR Index Unavailable Provisions. If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website currently at https://www.newyorkfed.org/markets/reference-rates/additional-information-about-reference-rates, or any successor source. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

(f) Benchmark Transition Provisions.

(i) Benchmark Replacement. In the event that the Company or its designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred on or prior to the applicable Reference Time in respect of any determination of the Benchmark on any date, the applicable Benchmark Replacement shall replace the then-current Benchmark for all purposes relating to the Notes in respect of such determination on such date and all determinations on all subsequent dates.

(ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(iii) Decisions and Determinations. All determinations, decisions, elections and any calculations made by the Company or its designee for the purposes of determining the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes shall be conclusive and binding on the Holders of the Notes, the Company, the Calculation Agent, the Trustee and the paying agent, absent manifest error. If made by the Company as Calculation Agent, will be made in the Company’s sole discretion. If made by the Company’s designee, such determinations, decisions, elections and calculations shall be made after consulting with the Company, and such designees shall not make any such determination, decision, election or calculation to which the Company objects. Notwithstanding anything to the contrary in this Indenture, any determinations, decisions, calculations or elections made in accordance with this provision shall become effective without consent from the Holders of the Notes or any other party. Any determination, decision or election pursuant to the benchmark replacement provisions shall be made by the Company or its designee (which may be the Company’s affiliate) on the basis as described above, and in no event shall the Trustee or the Calculation Agent be responsible for making any such determination, decision or election. None of the Trustee, paying agent, or the Calculation Agent (if other than the Company or its affiliate) shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing, including, but not limited to, adjustments as to any alternative spread thereon, the business day convention, interest determination dates or any other relevant methodology applicable to such substitute or successor benchmark. In connection with the foregoing, each of the Trustee, paying agent, and Calculation Agent (if other than the Company or its affiliate) shall be entitled to conclusively rely on any determinations made by the Company or its designee without independent investigation, and none of the Trustee, paying agent, and Calculation Agent (if other than the Company or its affiliate) will have any liability for actions taken at the direction of the Company in connection therewith. None of the Trustee, paying agent, or the Calculation Agent (if other than the Company or its affiliate) shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Fourteenth Supplemental Indenture or the Notes as a result of the unavailability of SOFR, or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of this Fourteenth Supplemental Indenture or the Notes and reasonably required for the performance of such duties. None of the Trustee, paying agent, or Calculation Agent (if other than the Company or its affiliate) shall be responsible or liable for the Company’s actions or omissions or for those of any of the Company’s designees, or for any failure or delay in the performance by the Company or any of its designees, nor shall any of the Trustee, paying agent, or Calculation Agent (if other than the Company or its affiliate) be under any obligation to oversee or monitor the Company’s performance or the performance of any of the Company’s designees. The Trustee may conclusively rely, without investigation, on the Calculation Agent’s determination of the interest rate during the Floating Rate Periods.

Section 2.06. No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.

Section 2.07. Satisfaction and Discharge. Article 12 of the Base Indenture contains provisions for discharge of the Indenture and the legal and covenant defeasance of the obligations of the Company with respect to any series of Securities at any time upon compliance by the Company with certain conditions set forth therein, which provisions shall apply to the Notes.

ARTICLE III

REDEMPTION OF THE NOTES

Section 3.01. Optional Redemption by Company.

(a) The 2029 Notes may not be redeemed by the Company prior to January 25, 2026. On or after January 25, 2026 (180 days after July 29, 2025) (or, if additional notes are issued, beginning 180 days after the issue date of such additional notes), and, prior to July 29, 2028 (one year prior to the 2029 Notes Maturity Date (the “2029 Notes First Par Call Date”)), the Company may redeem the 2029 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (1) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the 2029 Notes Redemption Date (assuming that the 2029 Notes matured on the 2029 Notes First Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 0.200% less (2) interest accrued to the 2029 Notes Redemption Date; and

(ii) 100% of the principal amount of the 2029 Notes to be redeemed,

plus, in each case of (i) and (ii), accrued and unpaid interest, if any, to, but excluding, the 2029 Notes Redemption Date of the 2029 Notes to be redeemed.

On the 2029 Notes First Par Call Date, the Company may redeem the 2029 Notes, in whole but not in part, at a redemption price equal to 100% of the aggregate principal amount of the 2029 Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the 2029 Notes Redemption Date.

On or after June 29, 2029 (the date that is 30 days prior to the 2029 Notes Maturity Date), the Company may redeem the 2029 Notes, in whole or in part, at any time and from time to time, at its option at a redemption price equal to 100% of the aggregate principal amount of the 2029 Notes being redeemed plus accrued and unpaid interest thereon, if any, to, but excluding, the 2029 Notes Redemption Date.

The term “2029 Notes Optional Redemption Price” means, with respect to any redemption of Notes of this series, the applicable redemption price for such 2029 Notes set forth in the preceding three paragraphs; and the term “2029 Notes Redemption Date” means, with respect to any redemption of the 2029 Notes, the date fixed for such redemption pursuant to the Indenture and the 2029 Notes.

(b) The 2036 Notes may not be redeemed by the Company prior to January 25, 2026. On or after January 25, 2026 (180 days after July 29, 2025) (or, if additional notes are issued, beginning 180 days after the issue date of such additional notes), and, prior to July 29, 2035 (one year prior to the 2036 Notes Maturity Date (the “2036 Notes First Par Call Date”)), the Company may redeem the 2036 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (1) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the 2036 Notes Redemption Date (assuming that the 2036 Notes matured on the 2036 Notes First Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 0.250% less (2) interest accrued to the 2036 Notes Redemption Date; and

(ii) 100% of the principal amount of the 2036 Notes to be redeemed,

plus, in each case of (i) and (ii), accrued and unpaid interest, if any, to, but excluding, the 2036 Notes Redemption Date of the 2036 Notes to be redeemed.

On the 2036 Notes First Par Call Date, the Company may redeem the 2036 Notes, in whole but not in part, at a redemption price equal to 100% of the aggregate principal amount of the 2036 Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the 2036 Notes Redemption Date.

On or after April 30, 2036 (the date that is 90 days prior to the 2036 Notes Maturity Date), the Company may redeem the 2036 Notes, in whole or in part, at any time and from time to time, at its option at a redemption price equal to 100% of the aggregate principal amount of the 2036 Notes being redeemed plus accrued and unpaid interest thereon, if any, to, but excluding, the 2036 Notes Redemption Date.

The term “2036 Notes Optional Redemption Price” means, with respect to any redemption of Notes of this series, the applicable redemption price for such 2036 Notes set forth in the preceding three paragraphs; and the term “2036 Notes Redemption Date” means, with respect to any redemption of the 2036 Notes, the date fixed for such redemption pursuant to the Indenture and the 2036 Notes.

(c) If the Company redeems the 2029 Notes or 2036 Notes at its option, then (a) notwithstanding the foregoing, installments of interest on the Notes of such series that are due and payable on any Interest Payment Date falling on or prior to a Redemption Date for the Notes of such series will be payable on that Interest Payment Date to the registered holders thereof as of the close of business on the relevant Record Date according to the terms of the Notes of such series and the Indenture and (b) the redemption price will, if applicable, be calculated on the basis of a 360-day year consisting of twelve 30-day months.

The Trustee shall not be responsible for determining the redemption price, including, without limitation, any applicable Optional Redemption Price.

Section 3.02. Notice of Redemption; Selection of Notes to be Redeemed. The Company shall mail or electronically deliver (or otherwise deliver in accordance with the applicable procedures of the Depositary if the series of Notes to be redeemed are issued in the form of one or more Global Notes) notice of any redemption to the registered holders of the Notes of the series to be redeemed at least 5 and not more than 60 days prior to the relevant Redemption Date. If the Notes are only partially redeemed pursuant to Section 3.01, the Notes of the series to be redeemed will be selected by the Trustee by lot; provided that if at the time of redemption the Notes of the series to be redeemed are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of the Notes of the series to be redeemed held by each of its participants that holds a position in such Notes.

Section 3.03. Payment of Redemption Price. The Optional Redemption Price for any Notes to be redeemed shall be paid prior to 12:00 noon, New York City time, on the relevant Redemption Date or at such later time as is then permitted by the rules of the Depositary for the applicable series of Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes to be redeemed by 10:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

Section 3.04. No Other Redemption. Except as set forth in Section 3.01, the Notes of each series shall not be redeemable by the Company prior to the applicable Maturity Date. The provisions of this Article 3 shall supersede any conflicting provisions contained in Article 3 of the Base Indenture.

ARTICLE IV

FORMS OF NOTES

Section 4.01. Forms of Notes.

(a) The 2029 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit A hereto, with such changes therein as the officers of the Company executing the 2029 Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

(b) The 2036 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit B hereto, with such changes therein as the officers of the Company executing the 2036 Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

ARTICLE V

ORIGINAL ISSUE OF NOTES

Section 5.01. Original Issue of Notes. The Notes having an aggregate principal amount of U.S. $1,000,000,000, consisting of $500,000,000 aggregate principal amount of 2029 Notes and $500,000,000 aggregate principal amount of 2036 Notes (in each case, subject to the last paragraph of Section 2.02 of the Base Indenture, may from time to time, upon execution of this Fourteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company pursuant to Section 2.03 of the Base Indenture without any further action by the Company (other than as required by the Base Indenture).

ARTICLE VI

MISCELLANEOUS

Section 6.01. Ratification of Indenture. The Base Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture and this Fourteenth Supplemental Indenture, is in all respects ratified and confirmed, and this Fourteenth Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 6.02. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Fourteenth Supplemental Indenture.

Section 6.03. Governing Law. THIS FOURTEENTH SUPPLEMENTAL INDENTURE AND EACH NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FOURTEENTH SUPPLEMENTAL INDENTURE OR ANY NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6.04. Waiver of Trial by Jury. EACH OF THE COMPANY, THE TRUSTEE AND EACH HOLDER OF NOTES, BY ITS ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.05. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Fourteenth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 6.06. Execution in Counterparts. This Fourteenth Supplemental Indenture, and each of the other documents executed on the date hereof in connection with this Fourteenth Supplemental Indenture and the authentication and delivery of the Notes, may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page by electronic mail or other electronic means (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) shall be effective as delivery of a manually executed counterpart thereof.

Section 6.07. Separability; Benefits. In case any one or more of the provisions contained in this Fourteenth Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable, in any respect, then, to the extent permitted by law, such invalidity, illegality or unenforceability of the remaining provisions shall not in any way be affected or impaired thereby. Nothing in this Fourteenth Supplemental Indenture or in the Notes, expressed or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Fourteenth Supplemental Indenture.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Fourteenth Supplemental Indenture to be duly executed, as of the day and year first written above.

SYNCHRONY FINANCIAL

By:	/s/ Christopher J. Coffey
Name:	Christopher J. Coffey
Title: Senior Vice President, Treasury —
Funding, Investments & Liquidity

[Signature Page to Fourteenth Supplemental Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this Fourteenth Supplemental Indenture to be duly executed, as of the day and year first written above.

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Name: Stacey B. Poindexter
Title: Vice President

[Signature Page to Fourteenth Supplemental Indenture]

EXHIBIT A

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SYNCHRONY FINANCIAL

5.019% Fixed-to-Floating Rate Senior Note due 2029

CUSIP:  87165B AX1

ISIN: US 87165BAX10

$________

No.____

SYNCHRONY FINANCIAL, a corporation organized and existing under the laws of Delaware (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to     , or registered assigns, [the principal sum of $     ]1 on July 29, 2029 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest during the period (a) from, and including, the issue date, to, but excluding, July 29, 2028 (the “Fixed Rate Period”), at the rate of 5.019% per annum thereon, semi-annually in arrears on January 29 and July 29 of each year, with payment commencing on January 29, 2026 and ending on July 29, 2028 (each, a “Fixed Rate Period Interest Payment Date”); and (b) from, and including, July 29, 2028 to, but excluding, the Maturity Date (the “Floating Rate Period”) at a floating rate per annum equal to the Benchmark plus 139.5 basis points, as determined in arrears by the Calculation Agent, quarterly in arrears on October 29, 2028, January 29, 2029, April 29, 2029 and at the Maturity Date (each a “Floating Rate Period Interest Payment Date”).

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name the relevant Notes, or any predecessor Notes, are registered at the close of business on the relevant Record Date; provided that the interest due on the Maturity Date or a Redemption Date of a Note of this series will be paid to the Person to whom principal of such Note is payable.

Payment of the principal of and premium, if any, and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the City of Pittsburgh and State of Pennsylvania, which shall initially be the Principal Office of the Trustee located therein, in such coin or currency of the United States of

[1]	USE THE FOLLOWING LANGUAGE INSTEAD FOR GLOBAL NOTES: [the principal sum as set forth in the Schedule of Increases or Decreases In Note attached hereto]

A-1

America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SYNCHRONY FINANCIAL

By:
Name:
Title:

[Signature Page to Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated: __________

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Signature Page to Global Note]

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of August 11, 2014, between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee), which has been amended and supplemented by the First Supplemental Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of February 2, 2015, between the Company and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of July 23, 2015, between the Company and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of December 4, 2015, between the Company and the Trustee (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of May 9, 2016, between the Company and the Trustee (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture, dated as of August 4, 2016, between the Company and the Trustee (the “Sixth Supplemental Indenture”), the Seventh Supplemental Indenture, dated as of December 1, 2017, between the Company and the Trustee (the “Seventh Supplemental Indenture”), the Eighth Supplemental Indenture, dated as of March 19, 2019, between the Company and the Trustee (the “Eighth Supplemental Indenture”), the Ninth Supplemental Indenture, dated as of July 25, 2019, between the Company and the Trustee (the “Ninth Supplemental Indenture”), the Tenth Supplemental Indenture, dated as of October 28, 2021, between the Company and the Trustee (the “Tenth Supplemental Indenture”), the Eleventh Supplemental Indenture, dated as of June 13, 2022, between the Company and the Trustee (the “Eleventh Supplemental Indenture”), the Twelfth Supplemental Indenture, dated as of August 2, 2024, between the Company and the Trustee (the “Twelfth Supplemental Indenture”), the Thirteenth Supplemental Indenture, dated as of March 6, 2025, between the Company and the Trustee (the “Thirteenth Supplemental Indenture”), and the Fourteenth Supplemental Indenture, dated as of July 29, 2025, between the Company and the Trustee (the “Fourteenth Supplemental Indenture”). The Base Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture and the Fourteenth Supplemental Indenture, is the “Indenture” to which reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.

All terms used but not defined in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

The Notes may not be redeemed by the Company prior to January 25, 2026. On or after January 25, 2026 (180 days after July 29, 2025) (or, if additional Notes are issued, beginning 180 days after the issue date of such additional Notes), and, prior to July 29, 2028 (one year prior to the Maturity Date (the “First Par Call Date”)), the Company may redeem the Notes of this series, in whole or in part, at its option, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)  (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming that the Notes matured on the First Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 0.200% less (b) interest accrued to the Redemption Date; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in each case of (i) and (ii), accrued and unpaid interest, if any, to, but excluding, the Redemption Date of the Notes to be redeemed.

On the First Par Call Date, the Company may redeem the Notes of this series, in whole but not in part, at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

A-R-1

On or after June 29, 2029 (the date that is 30 days prior to the Maturity Date), the Company may redeem the Notes, in whole or in part, at any time and from time to time, at its option at a redemption price equal to 100% of the aggregate principal amount of the Notes of this series being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

The term “Optional Redemption Price” means, with respect to any redemption of Notes of this series, the applicable redemption price for such Notes set forth in the preceding three paragraphs; and the term “Redemption Date” means, with respect to any redemption of Notes of this series, the date fixed for such redemption pursuant to the Indenture and the Notes of this series.

The Company shall mail or electronically deliver (or otherwise deliver in accordance with the applicable procedures of the Depositary) notice of any redemption to the registered holders of the Notes of this series to be redeemed at least 5 and not more than 60 days prior to the Redemption Date. If Notes of this series are only partially redeemed pursuant to the preceding paragraphs, the Notes of this series to be redeemed will be selected by the Trustee by lot; provided that if at the time of redemption the Notes of this series to be redeemed are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of the Notes of this series to be redeemed held by each of its participants that holds a position in such Notes. The Optional Redemption Price for any Notes of this series to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the related Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes of this series to be redeemed by 10:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof. Except as set forth in the preceding paragraphs and in Article 3 of the Fourteenth Supplemental Indenture, the Company may not redeem the Notes of this series at its option prior to the Maturity Date.

The Notes are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes at any time by the Company and the Trustee, with the consent of the holders of a majority in the aggregate principal amount of the Notes of all series affected thereby at the time Outstanding, voting as a single class. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

A-R-2

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, except as provided for in Section 2.04 of the Fourteenth Supplemental Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Except as provided in Section 8.03 of the Base Indenture, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish a copy of the Indenture to any holder upon written request and without charge.

A-R-3

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date: __________

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $[    ]. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SYNCHRONY FINANCIAL

6.000% Fixed-to-Floating Rate Senior Note due 2036

CUSIP:  87165B AY9

ISIN: US 87165BAY92

$________

No.____

SYNCHRONY FINANCIAL, a corporation organized and existing under the laws of Delaware (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to     , or registered assigns, [the principal sum of $     ]2 on July 29, 2036 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest during the period (a) from, and including, the issue date, to, but excluding, July 29, 2035 (the “Fixed Rate Period”), at the rate of 6.000% per annum thereon, semi-annually in arrears on January 29 and July 29 of each year, with payment commencing on January 29, 2026 and ending on July 29, 2035 (each, a “Fixed Rate Period Interest Payment Date”); and (b) from, and including, July 29, 2035 to, but excluding, the Maturity Date (the “Floating Rate Period”) at a floating rate per annum equal to the Benchmark plus 207 basis points, as determined in arrears by the Calculation Agent, quarterly in arrears on October 29, 2035, January 29, 2036, April 29, 2036 and at the Maturity Date (each a “Floating Rate Period Interest Payment Date”).

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name the relevant Notes, or any predecessor Notes, are registered at the close of business on the relevant Record Date; provided that the interest due on the Maturity Date or a Redemption Date of a Note of this series will be paid to the Person to whom principal of such Note is payable.

[2]	USE THE FOLLOWING LANGUAGE INSTEAD FOR GLOBAL NOTES: [the principal sum as set forth in the Schedule of Increases or Decreases In Note attached hereto]

B-1

Payment of the principal of and premium, if any, and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the City of Pittsburgh and State of Pennsylvania, which shall initially be the Principal Office of the Trustee located therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

B-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SYNCHRONY FINANCIAL

By:
Name:
Title:

[Signature Page to Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated: __________

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Signature Page to Global Note]

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of August 11, 2014, between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee), which has been amended and supplemented by the First Supplemental Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of February 2, 2015, between the Company and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of July 23, 2015, between the Company and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of December 4, 2015, between the Company and the Trustee (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of May 9, 2016, between the Company and the Trustee (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture, dated as of August 4, 2016, between the Company and the Trustee (the “Sixth Supplemental Indenture”), the Seventh Supplemental Indenture, dated as of December 1, 2017, between the Company and the Trustee (the “Seventh Supplemental Indenture”), the Eighth Supplemental Indenture, dated as of March 19, 2019, between the Company and the Trustee (the “Eighth Supplemental Indenture”), the Ninth Supplemental Indenture, dated as of July 25, 2019, between the Company and the Trustee (the “Ninth Supplemental Indenture”), the Tenth Supplemental Indenture, dated as of October 28, 2021, between the Company and the Trustee (the “Tenth Supplemental Indenture”), the Eleventh Supplemental Indenture, dated as of June 13, 2022, between the Company and the Trustee (the “Eleventh Supplemental Indenture”), the Twelfth Supplemental Indenture, dated as of August 2, 2024, between the Company and the Trustee (the “Twelfth Supplemental Indenture”), the Thirteenth Supplemental Indenture, dated as of March 6, 2025, between the Company and the Trustee (the “Thirteenth Supplemental Indenture”), and the Fourteenth Supplemental Indenture, dated as of July 29, 2025, between the Company and the Trustee (the “Fourteenth Supplemental Indenture”). The Base Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture and the Fourteenth Supplemental Indenture, is the “Indenture” to which reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.

All terms used but not defined in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

The Notes may not be redeemed by the Company prior to January 25, 2026. On or after January 25, 2026 (180 days after July 29, 2025) (or, if additional Notes are issued, beginning 180 days after the issue date of such additional Notes), and, prior to July 29, 2035 (one year prior to the Maturity Date (the “First Par Call Date”)), the Company may redeem the Notes of this series, in whole or in part, at its option, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming that the Notes matured on the First Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 0.250% less (b) interest accrued to the Redemption Date; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in each case of (i) and (ii), accrued and unpaid interest, if any, to, but excluding, the Redemption Date of the Notes to be redeemed.

On the First Par Call Date, the Company may redeem the Notes of this series, in whole but not in part, at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

B-R-1

On or after April 30, 2036 (the date that is 90 days prior to the Maturity Date), the Company may redeem the Notes, in whole or in part, at any time and from time to time, at its option at a redemption price equal to 100% of the aggregate principal amount of the Notes of this series being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

The term “Optional Redemption Price” means, with respect to any redemption of Notes of this series, the applicable redemption price for such Notes set forth in the preceding three paragraphs; and the term “Redemption Date” means, with respect to any redemption of Notes of this series, the date fixed for such redemption pursuant to the Indenture and the Notes of this series.

The Company shall mail or electronically deliver (or otherwise deliver in accordance with the applicable procedures of the Depositary) notice of any redemption to the registered holders of the Notes of this series to be redeemed at least 5 and not more than 60 days prior to the Redemption Date. If Notes of this series are only partially redeemed pursuant to the preceding paragraphs, the Notes of this series to be redeemed will be selected by the Trustee by lot; provided that if at the time of redemption the Notes of this series to be redeemed are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of the Notes of this series to be redeemed held by each of its participants that holds a position in such Notes. The Optional Redemption Price for any Notes of this series to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the related Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes of this series to be redeemed by 10:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof. Except as set forth in the preceding paragraphs and in Article 3 of the Fourteenth Supplemental Indenture, the Company may not redeem the Notes of this series at its option prior to the Maturity Date.

The Notes are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes at any time by the Company and the Trustee, with the consent of the holders of a majority in the aggregate principal amount of the Notes of all series affected thereby at the time Outstanding, voting as a single class. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

B-R-2

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, except as provided for in Section 2.04 of the Fourteenth Supplemental Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Except as provided in Section 8.03 of the Base Indenture, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish a copy of the Indenture to any holder upon written request and without charge.

B-R-3

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date: __________

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $[    ]. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee